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       SUPPLEMENT DATED DECEMBER 1, 1997, TO MAY 1, 1997, PROSPECTUS FOR
                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                        GROUP VARIABLE ANNUITY CONTRACTS
                    LINCOLN LIFE & ANNUITY VARIABLE ANNUITY
                                   ACCOUNT L

The following information supplements Lincoln Life's Account L prospectus and should be read in conjunction with it.

The definition of "Business Day" on page 3 of the prospectus shall be amended to read as follows:

    BUSINESS DAY: A day on which the New York Stock Exchange is customarily open for business except for the following local business holidays:
    Veterans Day (November 11), the day after Thanksgiving, the day after Christmas in 1997 and the day after New Year's in 1998.

Effective January 1, 1998, the current Mortality and Expense Risk charge, assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate Lincoln Life for risks assumed in connection with the Contracts, will be lowered from 1.20% to 1.00%. (Please refer to the "Fee Table" on page 6 and "Deductions and Charges" on page 19 of the prospectus.)

Also effective January 1, 1998, the name of the underlying fund "Calvert Responsibly Invested Balanced Portfolio" will be changed to "Calvert Social Balanced Portfolio." This change should be noted throughout the prospectus and the related Statement of Additional Information. The corresponding sub-account name ("Socially Responsible Account") will not change.


                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE

NY90041